DREYFUS BASIC MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to provide you with this semi-annual report on the Dreyfus BASIC Money Market Fund, Inc. For the six months ended August 31, 1996, your Fund produced an annualized yield of 5.05%. After calculating the effect of compound interest, this equals an annualized effective yield of 5.17%.*
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board ("the Fed") tightening.
    This year's economic strength is due to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods--both sluggish sectors this summer--have recently reaccelerated. This leaves homebuilding as one major sector where slower activity is becoming apparent. Corporate profits are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate. However, rising food and energy prices have begun to pull the overall inflation rate higher, and wage increases have accelerated in this year's tight labor market. Hence, reports of a faster economic pace have boosted fears of inflation acceleration ahead. In response, bond yields have risen substantially this year, and short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
    The debate about whether the economy might slow without a move by the Fed to raise interest rates is being resolved by incoming evidence of renewed growth following July's brief slowdown. The Fed's hopes for a growth slowdown towards 2% in the second half have not yet materialized.
THE MONEY MARKET AND THE PORTFOLIO
    In the past six months, money market interest rates have edged upward, though not on a dramatic scale. The background for this was a strengthening economy, as described in the previous section of this letter. The main impetus for the rise in interest rates, however, was the effort of market participants to stay ahead of any boost in interest rates that might be initiated by the Federal Reserve.
    On several occasions during the spring and summer, strong employment numbers, and decreases in the unemployment rates, spooked the fixed-income markets. Efforts to outguess the Fed had the effect of pumping up short-term rates. This was the case even though the Fed's Open Market Committee, after its last cut in rates in January 1996, held seven meetings and each time decided to take no overt action to increase rates. In effect, the market was doing the job for them.
    As summer turned into fall, the economy continued strong, but with some soft spots that helped to keep consumer and industrial prices within bounds. Hence, the money market reflected the underlying strength in the economy, but did not generate interest rates that might inhibit continued growth.
    You may be assured that we watch these fluctuations in the money market intently. We have kept average maturities somewhat longer than the industry average. Thus, we have not shifted to a truly defensive posture. In our view, this strategy has been rewarding to our investors. If there should be an unexpected downdraft in the market, we are in position to become defensive, should the situation require it.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
September 12, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.



DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                         AUGUST 31, 1996 (UNAUDITED)
                                                                                             PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-34.3%                                                  AMOUNT        VALUE
                                                                                              ________      ________
Bank of Tokyo Ltd. (Yankee)
    5.27%, 9/5/96...........................................................          $     44,000,000  $ 44,000,000
Bank of Tokyo-Mitsubishi (Yankee)
    5.65%-5.75%, 1/16/97-2/13/97............................................                44,000,000    44,000,000
Bayerische Vereinsbank AG (Yankee)
    5.38%, 1/29/97-2/24/97..................................................                65,000,000    65,000,000
Berliner Handels-und Frankforter Bank (Yankee)
    5.32%, 2/5/97...........................................................                50,000,000    50,000,000
Canadian Imperial Bank of Commerce (Yankee)
    5.91%, 5/9/97...........................................................                80,000,000    80,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.43%, 11/20/96.........................................................                 5,000,000     5,000,000
Fuji Bank Ltd. (Yankee)
    5.55%-5.73%, 10/11/96-11/14/96..........................................                52,000,000    52,008,409
Industrial Bank of Japan Ltd. (Yankee)
    5.50%-5.70%, 9/16/96-2/14/97............................................                45,000,000    45,000,000
Sanwa Bank Ltd. (London)
    5.52%-5.70%, 10/15/96-11/13/96..........................................                82,000,000    82,001,202
Societe Generale (Yankee)
    6.03%, 7/21/97..........................................................                50,000,000    49,992,724
Sumitomo Bank Ltd. (Yankee)
    5.46%-5.75%, 10/3/96-2/24/97............................................                70,000,000    70,000,216
SwedBank (Yankee)
    5.50%, 9/24/96..........................................................                35,000,000    35,000,220
Union Bank California, N.A.
    5.75%, 2/3/97...........................................................                50,000,000    50,000,000
                                                                                                             _______
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $672,002,771).....................................................                         $   672,002,771
                                                                                                             =======
BANKERS' ACCEPTANCES-1.5%
Fuji Bank Ltd. (Yankee)
    5.55%, 10/22/96-11/20/96................................................          $     15,000,000  $ 14,861,447
Industrial Bank of Japan Ltd. (Yankee)
    5.49%, 9/16/96..........................................................                 5,000,000     4,988,854
Sanwa Bank Ltd. (Yankee)
    5.30%, 9/3/96...........................................................                10,000,000     9,997,133
                                                                                                             _______
TOTAL BANKERS' ACCEPTANCES
    (cost $29,847,434)......................................................                        $     29,847,434
                                                                                                             =======

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 AUGUST 31, 1996 (UNAUDITED)
                                                                                             PRINCIPAL
COMMERCIAL PAPER-16.4%                                                                         AMOUNT         VALUE
                                                                                              ________      ________

Corporate Asset Funding Co. Inc.
    5.49%, 10/4/96..........................................................          $     50,000,000  $ 49,752,042
General Motors Acceptance Corp.
    5.88%, 1/21/97..........................................................                50,000,000    48,881,750
Lehman Brothers Holdings Inc.
    5.60%, 10/17/96.........................................................                 5,000,000     4,964,861
Merrill Lynch & Co. Inc.
    5.66%-5.81%, 1/2/97-2/12/97.............................................                65,000,000    63,629,196
NationsBank Corp.
    5.61%, 11/15/96.........................................................                75,000,000    74,143,750
Salomon Inc.
    5.45%, 9/6/96...........................................................                50,000,000    49,962,292
Sears Roebuck Acceptance Corp.
    5.76%, 1/28/97..........................................................                20,000,000    19,536,444
UBS Finance (DE) Inc.
    5.30%, 9/3/96...........................................................                10,000,000     9,997,056
                                                                                                             _______
TOTAL COMMERCIAL PAPER
    (cost $320,867,391).....................................................                         $   320,867,391
                                                                                                             =======
CORPORATE NOTES-13.6%
Abbey National PLC
    5.22%, 3/17/97(a).......................................................          $     50,000,000  $ 49,971,423
Bear Stearns Companies Inc.
    5.40%-5.52%, 11/18/96-7/8/97(a).........................................                95,000,000    95,000,000
General Motors Acceptance Corp.
    5.49%-5.67%, 3/13/97-4/15/97(a).........................................                46,210,000    46,713,095
Lehman Brothers Holdings Inc.
    5.50%, 1/6/97(a)........................................................                50,000,000    50,000,000
Merrill Lynch & Co. Inc.
    5.38%-5.47%, 2/13/97-5/13/97(a).........................................                25,000,000    24,997,310
                                                                                                             _______
TOTAL CORPORATE NOTES
    (cost $266,681,828).....................................................                         $   266,681,828
                                                                                                             =======

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     AUGUST 31, 1996 (UNAUDITED)
                                                                                             PRINCIPAL
PROMISSORY NOTES-4.9%                                                                          AMOUNT         VALUE
                                                                                              ________      ________

Goldman Sachs Group L.P.
    5.30%-5.75%, 9/25/96-2/10/97(b,c)
    (cost $96,000,000)......................................................          $     96,000,000  $ 96,000,000
                                                                                                             =======
SHORT-TERM BANK NOTES-9.1%
Banc One Milwaukee
    5.37%, 2/6/97(a)........................................................          $     48,000,000  $ 47,991,995
Bank of America NT & SA
    5.08%, 1/24/97..........................................................                50,000,000    50,004,783
Comerica Bank
    5.36%, 2/14/97(a).......................................................                50,000,000    49,984,482
Society National Bank
    5.37%, 2/14/97(a).......................................................                30,000,000    29,983,915
                                                                                                             _______
TOTAL SHORT-TERM BANK NOTES
    (cost $177,965,175).....................................................                         $   177,965,175
                                                                                                             =======
U.S. GOVERNMENT AGENCIES-16.9%
Federal Farm Credit Banks,
Floating Rate Notes
    5.34%, 11/25/96(a)......................................................          $     50,000,000  $ 49,992,247
Federal Home Loan Banks,
Floating Rate Notes
    5.83%, 1/31/97(a).......................................................                 5,000,000     5,000,000
Federal National Mortgage Association,
Floating Rate Notes
    5.34%-5.72%, 9/27/96-1/21/98(a).........................................               275,000,000   274,887,411
                                                                                                             _______
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $329,879,658).....................................................                         $   329,879,658
                                                                                                             =======


DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     AUGUST 31, 1996 (UNAUDITED)
                                                                                             PRINCIPAL
TIME DEPOSITS-1.7%                                                                             AMOUNT          VALUE
                                                                                              ________      ________

Berliner Handels-und Frankforter Bank (Cayman)
    5.31%, 9/3/96...........................................................         $       9,850,000  $  9,850,000
First National Bank of Boston (Cayman)
    5.31%, 9/3/96...........................................................                23,000,000    23,000,000
                                                                                                             _______
TOTAL TIME DEPOSITS
    (cost $32,850,000)......................................................                        $     32,850,000
                                                                                                             =======
TOTAL INVESTMENTS
    (cost $1,926,094,257)..........................................        98.4%                      $1,926,094,257
                                                                           ====                              =======
CASH AND RECEIVABLES (NET).........................................         1.6%                    $     31,340,726
                                                                           ====                              =======
NET ASSETS  ...................................................           100.0%                      $1,957,434,983
                                                                           ====                              =======

NOTES TO STATEMENT OF INVESTMENTS:
(a)  Variable interest rate - subject to periodic change.
(b) Securities restricted as to public resale. These securities were acquired from 1/29/96 to 7/17/96 at a cost of par value. At August 31, 1996, the aggregate value of these securities is $96,000,000 representing approximately 4.9% of net assets and are valued at amortized cost.
(c) These notes were acquired for investment, not with the intent to distribute or sell.




See independent accountants' review report and notes to financial statements.


DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                AUGUST 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                        $1,926,094,257
Cash........................................................................                                            12,508,797
    Interest receivable.....................................................                                            19,407,074
    Prepaid expenses........................................................                                               302,674
                                                                                                                           _______
                                                                                                                     1,958,312,802
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                        $743,374
    Accrued expenses and other liabilities..................................                         134,445               877,819
                                                                                                        ____               _______
NET ASSETS..................................................................                                        $1,957,434,983
                                                                                                                           =======
REPRESENTED BY:
    Paid-in capital.........................................................                                        $1,957,645,738
    Accumulated undistributed investment income-net.........................                                               271,474
    Accumulated net realized (loss) on investments..........................                                              (482,229)
                                                                                                                           _______
NET ASSETS at value applicable to 1,957,645,738 shares outstanding
    (3 billion shares of $.001 par value Common Stock authorized)...........                                        $1,957,434,983
                                                                                                                           =======
NET ASSET VALUE, offering and redemption price per share
    ($1,957,434,983 / 1,957,645,738 shares).................................                                                 $1.00
                                                                                                                           =======













See independent accountants' review report and notes to financial statements.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $55,903,199
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $5,078,181
      Shareholder servicing costs-Note 2(b).................................                      1,564,653
      Custodian fees........................................................                         72,090
      Professional fees.....................................................                         32,365
      Registration fees.....................................................                         23,455
      Prospectus and shareholders' reports..................................                         22,947
      Directors' fees and expenses-Note 2(c)................................                          9,859
      Miscellaneous.........................................................                         25,673
                                                                                                      _____
            TOTAL EXPENSES..................................................                      6,829,223
      Less-reduction in management fee due to undertaking-Note 2(a).........                      2,268,805
                                                                                                      _____
            NET EXPENSES....................................................                                         4,560,418
                                                                                                                        ______
INVESTMENT INCOME-NET.......................................................                                        51,342,781
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                          (134,909)
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $51,207,872
                                                                                                                        ======




See independent accountants' review report and notes to financial statements.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED            SIX MONTHS ENDED
                                                                                        FEBRUARY 29,           AUGUST 31, 1996
                                                                                           1996                  (UNAUDITED)
                                                                                        _________                    _________
OPERATIONS:
    Investment income-net.............................................           $    113,449,165            $      51,342,781
    Net realized (loss) on investments................................                   (131,085)                    (134,909)
                                                                                        _________                    _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                113,318,080                   51,207,872
                                                                                        _________                    _________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................               (113,449,165)                 (51,071,307)
                                                                                        _________                    _________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................              2,618,953,833                  936,339,934
    Dividends reinvested..............................................                106,821,314                   47,892,376
    Cost of shares redeemed...........................................             (2,250,593,463)              (1,125,226,256)
                                                                                        _________                    _________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS               475,181,684                 (140,993,946)
                                                                                        _________                    _________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                475,050,599                 (140,857,381)
NET ASSETS:
    Beginning of period...............................................              1,623,241,765                2,098,292,364
                                                                                        _________                    _________
    End of period (including undistributed investment income-net;
      $271,474 on August 31, 1996)....................................            $ 2,098,292,364              $ 1,957,434,983
                                                                                        =========                    =========



See independent accountants' review report and notes to financial statements.



DREYFUS BASIC MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                           SIX MONTHS ENDED
                                                                        FISCAL YEAR ENDED FEBRUARY,         AUGUST 31, 1996
                                                               ________________________________________
PER SHARE DATA:                                                  1993(1)     1994         1995        1996     (UNAUDITED)
                                                                 ----        ----        ----        ----        ------
    Net asset value, beginning of period..                    $  1.00     $  1.00     $  1.00      $  1.00     $  1.00
                                                                 ----        ----        ----        ----        ------
    INVESTMENT OPERATIONS;
    Investment income-net.................                       .032        .033         .046        .058        .025
                                                                 ----        ----        ----        ----        ------
    DISTRIBUTIONS;
    Dividends from investment income-net..                      (.032)       (.033)      (.046)      (.058)      (.025)
                                                                 ----        ----        ----        ----        ------
    Net asset value, end of period........                    $  1.00      $  1.00    $   1.00     $  1.00     $  1.00
                                                                 ====        ====        ====        ====         ====
TOTAL INVESTMENT RETURN...................                       3.80%(2)     3.40%       4.73%       5.97%       5.08%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                         -          .10%        .18%        .31%        .45%(2)
    Ratio of net investment income to
      average net assets..................                       3.66%(2)     3.33%       4.70%       5.82%       5.08%(2)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager......                        .71%(2)      .55%        .46%        .31%        .22%(2)
    Net Assets, end of period (000's Omitted)                 $734,349  $1,217,032  $1,623,242  $2,098,292  $1,957,435
______________________________________
(1)    From April 24, 1992 (commencement of operations) to February 28, 1993.
(2)    Annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On September 3, 1996, the Fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday, August 31, 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $273,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 1996. The carryover does not include net realized securities losses from November 1, 1995 through February 29, 1996, which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003 and $57,000 expires in fiscal 2004.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments)

DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,268,805 during the six months ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended August 31, 1996, the Fund was charged an aggregate of $1,337,003 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $115,237 during the six months ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC MONEY MARKET FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MONEY MARKET FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 29, 1996 and financial highlights for each of the four years in the period ended February 29, 1996 and in our report dated March 29, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst and Young LLP signature logo]

New York, New York
October 3, 1996


[Dreyfus lion "d" logo]
DREYFUS BASIC
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            123SA968
[Dreyfus logo]
BASIC
Money Market
Fund, Inc.
Semi-Annual
Report
August 31, 1996